Exhibit 99.1

MCEWEN MINING: 2024 PRODUCTION WITHIN GUIDANCE;

2025 GUIDANCE: STABLE PRODUCTION AND COST/OZ

TORONTO, January 28, 2025 - McEwen Mining Inc. (NYSE: MUX) (TSX: MUX) is pleased to report full-year 2024 consolidated production of 135,900 gold equivalent ounces (“GEOs”)(1), within our guidance range for the year (press release dated Feb 12, 2024).

During 2024, Gold Bar and San José produced 44,600 and 60,100 GEOs, respectively, slightly exceeding the top end of our guidance ranges for those operations. At the Fox Complex, we produced 30,150 GEOs, which was below annual guidance due to a stope failure in early 2024 impacting production.

Table 1: Consolidated 2024 Production and 2025 Guidance Summary

	Full Year 2024(3)(4)	2024 Guidance(4)	2025 Guidance
Consolidated Production
GEOs(1)	135,900	130,000 - 145,000	120,000 - 140,000
Cash Costs/GEO			$1,550 - $1,750
AISC/GEO			$1,800 - $2,000
Gold Bar Mine, Nevada
GEOs	44,600	40,000 - 43,000	40,000 - 45,000
Cash Costs/GEO			$1,500 - $1,700
AISC/GEO			$1,700 - $1,900
Fox Complex, Canada
GEOs	30,150	40,000 - 42,000	30,000 - 35,000
Cash Costs/GEO			$1,600 - $1,800
AISC/GEO			$1,700 - $1,900
San José Mine, Argentina (49%)(2)
GEOs	60,100	50,000 - 60,000	50,000 - 60,000
Cash Costs/GEO			$1,600 - $1,800
AISC/GEO			$1,900 - $2,100

2025 Production and Cost Guidance

For 2025, we expect consolidated production to be between 120,000 and 140,000 GEOs attributable to MUX from all operations. The lower end of the 2025 range is driven by the planned transition of production at the Fox Complex from the Froome mine to the Stock mine in late 2025.

At Fox in 2025, due to permitting delays, the development of the ramp access to the Stock project is expected to continue through the majority of the year, with commercial production from Stock now expected in early 2026. Operations at the Froome mine will wind down in late 2025. The capital investment required for ramp development in 2025 has been partially funded by the US$22.0 million flow-through financing completed in June 2024.

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At Gold Bar in 2025, the first half of the year is expected to deliver lower production relative to the second half, due to a scheduled continuation of high waste stripping in the Pick pit to be completed during 2025. The investment in waste stripping at the Pick pit is expected to improve ore availability during the second half of 2025 and through 2026, increasing future annual gold production.

Notes:

(1)	'Gold Equivalent Ounces' are calculated based on a gold-to-silver price ratio of 89:1 for Q1 2024, 81:1 for Q2 2024, 85:1 for Q3 2024, and 85:1 for Q4 2024. 2025 production guidance is calculated based on an 86:1 gold-to-silver price ratio.

(2)	The San José Mine is 49% owned by McEwen Mining Inc. and 51% owned and operated by Hochschild Mining plc. Production is shown on a 49% basis.

(3)	El Gallo Mine (on care and maintenance) sold 1,052 ounces in FY2024 from plant and pond cleanout.

(4)	Full Year 2024 costs and their comparison against 2024 Guidance will be published in a future press release on our 2024 audited annual results.

(5)	Cash costs and AISC per GEO sold are presented in U.S. Dollars for all operations.

Technical Information

The technical content of this news release related to financial results, mining and development projects has been reviewed and approved by William (Bill) Shaver, P.Eng., COO of McEwen Mining and a Qualified Person as defined by SEC S-K 1300 and the Canadian Securities Administrators National Instrument 43-101 "Standards of Disclosure for Mineral Projects."

Reliability of Information Regarding San José

Minera Santa Cruz S.A., the owner of the San José Mine, is responsible for and has supplied the Company with all reported results from the San José Mine. McEwen Mining’s joint venture partner, a subsidiary of Hochschild Mining plc, and its affiliates other than MSC do not accept responsibility for the use of project data or the adequacy or accuracy of this release.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the Company to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, foreign exchange volatility, foreign exchange controls, foreign currency risk, and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, Quarterly Report on Form 10-Q for the three months ended March 31, 2024, June 30, 2024, and September 30, 2024, and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

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ABOUT MCEWEN MINING

McEwen Mining is a gold and silver producer with operations in Nevada, Canada, Mexico and Argentina. In addition, it owns 46.4% of McEwen Copper which owns the large, advanced stage Los Azules copper project in Argentina. The Company’s objective is to improve the productivity and life of its assets with the goal of increasing its share price and providing an investor yield. Rob McEwen, Chairman and Chief Owner, has a personal investment in the companies of $225 million. His annual salary is $1.

McEwen Mining's shares are publicly traded on the New York Stock Exchange (NYSE) and the Toronto Stock Exchange (TSX) under the symbol "MUX".

WEB SITE
www.mcewenmining.com

CONTACT INFORMATION

150 King Street West
Suite 2800, PO Box 24
Toronto, ON, Canada
M5H 1J9

Relationship with Investors:
(866)-441-0690 Toll free
(647)-258-0395

Mihaela Iancu ext. 320
info@mcewenmining.com

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